HOLLYFRONTIER 2017 ANALYST DAY December 7, 2017

Craig Biery Director, Investor Relations W E L C O M E

Disclosure Statement Statements made during the course of this presentation that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of HollyFrontier Corporation and/or Holly Energy Partners, L.P., and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products in HollyFrontier’s and Holly Energy Partners’ markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to HollyFrontier and Holly Energy Partners, the effectiveness of HollyFrontier’s and Holly Energy Partners’ capital investments and marketing strategies, HollyFrontier's and Holly Energy Partners’ efficiency in carrying out construction projects, HollyFrontier's ability to acquire refined product operations or pipeline and terminal operations on acceptable terms and to integrate any existing or future acquired operations, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions. Additional information on risks and uncertainties that could affect the business prospects and performance of HollyFrontier and Holly Energy Partners is provided in the most recent reports of HollyFrontier and Holly Energy Partners filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. The forward-looking statements speak only as of the date hereof and, other than as required by law, HollyFrontier and Holly Energy Partners undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. 3

Agenda 4 OPENING REMARKS George Damiris REFINING Jim Stump Tom Creery HOLLY ENERGY PARTNERS George Damiris BREAK LUBRICANTS & SPECIALTY PRODUCTS Mark Plake Tony Weatherill FINANCIALS & VALUATION Rich Voliva Q&A 4

George Damiris Chief Executive Officer O P E N I N G R E M A R K S

Mission & Values OUR MISSION IS to be the premier North American petroleum refining, lubricants and logistics company as measured by superior financial performance and sustainable, profitable growth. WE PUT HEALTH AND SAFETY FIRST HEALTH & SAFETY We conduct our business with primary emphasis on the health and safety of our employees, contractors and neighboring communities. We continuously strive to raise the bar, guided by our health and safety performance standards. WE CARE ABOUT THE ENVIRONMENT ENVIRONMENTAL STEWARDSHIP We are committed to minimizing environmental impacts by reducing wastes, emissions and other releases. We understand that it is a privilege to conduct our business in the communities where we operate. WE OBEY THE LAW CORPORATE CITIZENSHIP We are committed to promoting sustainable social and economic benefits wherever we operate. WE TELL THE TRUTH & RESPECT OTHERS HONESTY & RESPECT We uphold high standards of business ethics and integrity, enforce strict principles of corporate governance and support transparency in our operations. One of our greatest assets is our reputation for behaving ethically in the interests of employees, shareholders, customers, business partners and the communities in which we operate and serve. WE CONTINUALLY IMPROVE CONTINUOUS IMPROVEMENT Innovation and high-performance are our way of life. Our culture creates a fulfilling environment which enables employees to reach their potential. We believe in creating our own destiny and that a constructive attitude toward change is essential. WE SEEK TO ACCOMPLISH THIS BY  Operating in a safe, reliable and environmentally responsible manner,  Efficiently operating our existing assets,  Offering our customers superior products and services, and  Growing both organically and through strategic acquisitions. We strive to outperform our competition through the quality and development of our employees and assets. We endeavor to maintain an inclusive and stimulating work environment that enables each employee to fully contribute to and participate in our Company’s success. 6

Executive Summary Positioned for Value Creation Across all Segments REFINING MIDSTREAM SPECIALTY LUBRICANTS  Inland merchant refiner  Flexible refining system with fleet wide discount to WTI  Premium niche product markets versus Gulf Coast  Organic initiatives to drive growth and enhance returns  Disciplined capital structure & allocation  Operate Crude and Product Pipelines, loading racks, terminals and tanks in and around HFC’s refining assets  HFC owns 59% of the LP Interest in HEP and the non-economic GP interest  IDR simplification transaction lowers HEP’s cost of capital  Over 80% of revenues tied to long term contracts and minimum volume commitments  Integrated specialty lubricants producer  Sells finished lubricants & specialty products in over 80 countries under the Petro-Canada & HF LSP brands  Lubricant production facilities in Mississauga, Ontario & Tulsa, Oklahoma  Combined, fourth largest North American base oil producer with 28,000 barrels per day of lubricants production  HollyFrontier Lubricants & Specialty Products is the largest North American group III base oil producer 7

HollyFrontier Asset Footprint 8

Strategy Safe & Reliable Operations Value Creation Through Growth Financial Strength & Discipline 9

R E F I N I N G : O P E R AT I O N S Jim Stump Senior Vice President, Refining

Health & Safety Top Priority 0.0 0.5 1.0 1.5 2012 2013 2014 2015 2016 YTD 2017 Employees Contractors 0 5 10 15 20 0.0 0.1 0.2 0.3 0.4 2012 2013 2014 2015 2016 YTD 2017 Incident Rate Incident Count HollyFrontier Recordable Incident Rates Tier 1 Process Safety Incident Rate vs Count 1. Total Recordable Incident Rate is the number of recordable injuries per 200,000 man hours worked 2. Tier 1 Incident Rate is the number of Tier 1 Process Safety Incidents for every 200,000 man hours worked Total Recordable Incident Rate1 Tier 1 Incident Rate2 11 Tier 1 Incident Count

15% Increase in Capacity Since 2015 El Dorado  Improved FCC Yield  Naphtha Fractionation Project for Improved Light Product Yields Tulsa  Improved Rate & Yield on FCC  Improved Rate & Yield on Reformer  Improved High Value Heavy Oils Production Capability  Improved Diesel Recovery Navajo  Improved Diesel Recovery  Eliminated Naphtha Recycle Streams at Artesia Crude Unit  Debottlenecked Naphtha Hydrotreaters/Diesel Hydrotreater/FCC/Gasoil Hydrocracker  Debottlenecked Finished Product Pipeline Capacity Woods Cross  Added 2nd Crude / FCC Units  Added Poly Gasoline Unit  Expanded ULSD capability  Added Gasoil Export Capability Cheyenne  Increased Heavy Oils Export Capabilities  Invested in New Hydrogen Plant to Increase Heavy Crude to ~70% Mid-Con CRUDE CHARGE CAPACITY Rockies CRUDE CHARGE CAPACITY Southwest CRUDE CHARGE CAPACITY 260,000 300,000 200,000 250,000 300,000 350,000 2015 Current 100,000 115,000 90,000 100,000 110,000 120,000 2015 Current 83,000 95,000 70,000 80,000 90,000 100,000 2015 Current Barrels Per Day Barrels Per Day Barrels Per Day 12

375,000 400,000 425,000 450,000 2012 2013 2014 2015 2016 YTD 2017 $5.95 $6.16 $5.39 $5.30 $5.40 $4.75 $5.25 $5.75 $6.25 2013 2014 2015 2016 2017E Opex/throughput BBL Target from 2015 Analyst Day Barrels Per Day Opex Per Throughput Barrel Consolidated Crude Charge $/throughput BBL Cost Saving Initiatives  Turnaround Execution  Procurement Opportunities  Maintenance Costs  Organizational Structure 13 Refinery Operations Annual Crude Charge Rate 450,000 – 470,000 BPD $5.50 Target

R E F I N I N G : C O M M E R C I A L Tom Creery Senior Vice President, Commercial

Refining Segment Earnings Power $21.22 $17.93 $20.06 $13.86 $17.89 $10 $15 $20 $25 2013 2014 2015 2016 2017YTD Mid-Cycle Refining EBITDA $1.0B – $1.2B Gulf Coast 3-2-1 Crack $10.00 Brent/TI Spread $4.00 Product Transportation to HFC Markets $3.00 HFC Index $17.00 Capture Rate 75% Realized Gross Margin Per Barrel $12.75 Operating Expense Per Barrel $5.50 Target Throughput 460,000 Refining SG&A (millions) $110 Mid-Cycle Refining EBITDA $1.1B HFC Consolidated 3-2-1 Index $/Barrel 15

Maximizing Feedstock Flexibility  Optimized transportation - Increased ability to move crude between refineries - Improved internal synergies of intermediates  Increased purchasing power 16

Maximizing Value in the Marketplace 17 10% 12% 14% 16% 18% 2012 2013 2014 2015 2016 2017E Maximizing Premium Gasoline Production $0.10 $0.20 $0.30 $0.40 2012 2013 2014 2015 2016 2017E Upgrading more VTB’s into Flux Volumes 2,500 3,500 4,500 5,500 2014 2015 2016 2017E $15 $20 $25 $30 $35 2014 2015 2016 2017E Premium Gasoline Production Flux Production Per BBL Uplift - Flux vs VTB Per Gallon Uplift - Premium vs Regular Gasoline % of Gasoline Production Barrels per day $/Barrel $/Gallon 1. VTB – Vacuum Tower Bottom 2. Flux – produced from the bottom cut of crude oil and is the base oil used to make roofing shingles for housing industry

H O L LY E N E R G Y PA RT N E R S George Damiris Chief Executive Officer

Operate a system of petroleum product and crude pipelines, storage tanks, distribution terminals and loading rack facilities located near HFC’s refining assets in high growth markets  Revenues are nearly 100% fee-based with limited commodity risk  Major refiner customers have entered into long-term contracts  Contracts require minimum payment obligations for volume and/or revenue commitments  Over 80% of revenues tied to long term contracts and minimum commitments  Earliest contract up for renewal in 2019 (approx. 17% of total commitments)  52 consecutive quarterly distribution increases since IPO in 2004  Target 1.0 – 1.2x distribution coverage *Distribution Per Unit - Distributions are split adjusted reflecting HEP’s January 2013 two-for-one unit split. Business Profile $0 $40 $80 $120 $160 $0.00 $0.20 $0.40 $0.60 $0.80 Q 4 2 0 0 4 Q 2 2 0 0 5 Q 4 2 0 0 5 Q 2 2 0 0 6 Q 4 2 0 0 6 Q 2 2 0 0 7 Q 4 2 0 0 7 Q 2 2 0 0 8 Q 4 2 0 0 8 Q 2 2 0 0 9 Q 4 2 0 0 9 Q 2 2 0 1 0 Q 4 2 0 1 0 Q 2 2 0 1 1 Q 4 2 0 1 1 Q 2 2 0 1 2 Q 4 2 0 1 2 Q 2 2 0 1 3 Q 4 2 0 1 3 Q 2 2 0 1 4 Q 4 2 0 1 4 Q 2 2 0 1 5 Q 4 2 0 1 5 Q 2 2 0 1 6 Q 4 2 0 1 6 Q 2 2 0 1 7 DPU* WTI Consistent Distribution Growth Despite Crude Price Volatility WTI Price Distribution $/LP Unit 19

1. Unit Count as of 11/1/17 2. Based on HEP unit closing price on December 4, 2017 20 100% Interest 41.9mm HEP units1 41% LP Interest $1.4B Value2 59.6mm HEP units1 59% LP Interest $2.0B Value2 HOLLYFRONTIER CORPORATION (HFC) GENERAL PARTNER (GP) HOLLY LOGISTIC SERVICES, L.L.C HOLLY ENERGY PARTNERS, L.P. (HEP) PUBLIC Non-economic GP Interest Ownership Structure IDR Simplification Provides Lower Cost of Capital for HEP 20

HEP Historical Growth

Committed to Continuing Track Record of Increasing Distribution


MLP IPO (July 2004)
Holly intermediate feedstock pipeline dropdown (July 2005)
25% JV with Plains for SLC pipeline (Mar 2009)
Holly Tulsa dropdown of loading rack (Tulsa West) (Aug 2009)
Sale of 70% interest in Rio Grande to Enterprise (Dec 2009)
Holly Corporation and Frontier Oil Corporation complete merger (July 2011)
HFC dropdown of El Dorado & Cheyenne assets (Nov 2011)
Crude gathering system expansion (2014)
Acquisition of El Dorado tank farm (Mar 2015)
50% JV with Plains for Frontier pipeline (Aug 2015)
50% JV with Plains for Cheyenne pipeline (June 2016)
Acquired remaining interests in SLC / Frontier pipelines (Oct 2017)
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Alon pipeline and terminal asset acquisition (Feb 2005)
Holly South Line expansion project (2007-2008)
Holly crude oil and tankage assets dropdown (Feb 2008)
Holly 16" intermediate pipeline facilities acquisition (June 2009)
Tulsa East acquisition & Roadrunner / Beeson dropdown (Dec 2009)
Purchase of additional Tulsa tanks & racks and Lovington rack (Mar 2010)
Tulsa interconnect pipelines (Aug 2011)
HEP purchases 75% interest in UNEV from HFC (July 2012)
HFC dropdown of El Dorado processing units (Nov 2015)
HEP purchases 50% interest in Osage from HFC (Feb 2016)
Purchase of Tulsa West Tanks (March 2016)
HFC dropdown of Woods Cross processing units (Oct 2016)
IDR Simplification (Oct 2017)

21

HEP Avenues for Growth ORGANIC ACQUISITIONS DROPDOWNS FROM HFC  Leverage HEP’s existing footprint, specifically in Permian Basin  Contractual PPI/FERC Escalators  SLC / Frontier Expansion  Pursue logistics assets in HEP’s current geographic region  Replace incumbent HFC service providers with HEP  Leverage HFC refining and commercial footprint  Participate in expected MLP sector consolidation  Partnering with HFC to build and/or acquire new assets / businesses  Target high tax basis assets with durable cash flow characteristics that also add to HFC EBITDA 22

B R E A K

H F L U B R I C A N T S & S P E C I A LT Y P R O D U C T S Mark Plake President

Advanced lubricants are a crucial requirement in the drive to develop more reliable, efficient and environmentally compliant industrial machinery worldwide. These lubricants command higher margins by: HF Lubricants & Specialty Products The World’s Machinery is Driving Towards Greater Efficiency, Reliability and Longevity Meeting more exacting standards of purity and viscosity Providing exceptional wear protection over a wider range of temperatures and harsh environments Allowing for extended drain intervals HF LSP is a leading producer of high-margin premium lubricants, specialty products and top-quality base oils. 25

Key Highlights INTEGRATED LUBRICANTS PRODUCER Integrated across the lubricants value chain from base oil production to finished lubricants INDUSTRY LEADING PRODUCT INNOVATION AND DEVELOPMENT Strong track record of researching, developing and producing world- class advanced lubricants through its seasoned in-house R&D team ESTABLISHED GLOBAL SALES ORGANIZATION Market world-class advanced lubricants, specialty fluids, greases and other innovative products through a global sales force that is well positioned for expansion STRONG AND COMPELLING BRAND VALUE The HF Lubricants & Specialty Products and Petro-Canada brands are highly recognized and instill confidence, trust and peace of mind for our customers SIGNIFICANT OPTIMIZATION OPPORTUNITIES Strong suite of internal and external optimization opportunities have been identified to enhance cash flow and EBITDA BASE OIL PRODUCTION THAT SUPPORTS SHIFT TOWARDS HIGH QUALITY PRODUCTS Demand for high performance finished lubricants is driven by higher industry specifications and tougher environmental regulations 26

Global Lubricants Footprint Our Lubricants are sold to Customers in 80+ Countries World-Wide 27

HollyFrontier Lubricants & Specialty Products "Rack Backward" Introduction



RACK BACK
RACK FORWARD
Value Opportunity
Sales
Customer Order Fulfillment
Marketing
Finished Lubricants & Greases
R&D
Waxes
PUREWAX™
Distribution
White Oils
Blending & Packaging
Feedstock & Production
Specialty Products
(Warehousing & Transportation)
(Lubeplex)
PCLI & Tulsa Refineries
Base Fluids
VGO/HCB
Cash

Rack Back captures the value between feedstock cost and base oil market prices

28
HOLLYFRONTIER

Base Oil Qualities  80% of a lubricant is made up of Base Oil  Additives are blended with Base Oils to make finished lubricants  In finished lubricants, Base Oil provides: - Lubrication, typically measured by viscosity - A medium in which performance-enhancing additives either dissolve or suspend P uri ty ( % s at u rat e le v e l) 70 90 100 Viscosity Index 90 100 110 120 130 Group II Sulphur <0.03%, 99.9% Pure Group I Sulphur >0.03%, 70-85% Pure Group III Sulphur <0.03%, 99.9% Pure 140 Group I Group II Group II+ Group III Group III+  Impurities hinder the performance of the final lubricant, not allowing the additives to work at their best - Impurities reduce life of lubricant - Impurities cause more wear on parts  The net quality or performance of the finished lubricant is a reflection of the quality of the base oil and additive components in the right proportion Base Oil is the foundation of all lubricants 29

How We Make Base Oils HF LSP produces Group I, II, II+, III, III+ base oils, with excellent low and high temperature performance, excellent oxidative stability and reliable quality Feedstock Refining Process Base Oil Product TULSA Vacuum Gas Oil (VGO) Solvent Extraction (LEU) Solvent Dewaxing (MEK) Group I MISSISSAUGA Vacuum Gas Oil (VGO) High Pressure Hydrotreating (HTU) Solvent Dewaxing (MEK) Group II MISSISSAUGA Hydrocracker Bottoms (HCB) Catalytic Dewaxing (CDW) Group II/II+ Group III/III+ 30

Group III Base Oil Opportunity Increasing Demand for Higher Performance Finished Lubricants & Specialty Products  Higher industry standards driving demand for lubricants formulated from Group III and III+ Base Oils  Western Hemisphere Group III demand projected to be 3% CAGR from 2016-2026  The U.S. is a large importer of Group III/III+ Base Oils  Asian and Middle Eastern imports fill North American supply deficit at transportation cost of ˜$5-10/bbl HF LSP is the largest North American producer of Group III Base Oils Western Hemisphere Group III Base Oil: Production Capacity vs Demand¹ ˜3% CAGR Demand Growth (2016-2026) 1. Source: Kline 2017 Data 0 13 25 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Americas Demand Americas Production Capacity 31 KBD

F I N I S H E D L U B R I C A N T S & S P E C I A LT Y P R O D U C T S Tony Weatherill Managing Director of Marketing, Research and Development

HollyFrontier Lubricants & Specialty Products
"Rack Forward" Introduction


RACK BACK
RACK FORWARD
Value Opportunity
Feedstock
& Production
PCLI & Tulsa Refineries
Customer Order Fulfillment
Blending
& Packaging
(Lubeplex)
Distribution
(Warehousing
& Transportation)
R&D
Marketing
Sales
Finished
Lubricants
& Greases
Waxes
PUREWAX™
White
Oils
Specialty
Products
Base
Fluids
VGO/HCB
Cash

Rack Forward captures the value between base oil market prices and product sales revenue from customers

33

 Better wear protection: Longer engine and equipment life  Superior resistance to high temperature thermal breakdown: Lower maintenance costs  Outstanding low temperature fluidity: Smoother engine and equipment startups  Energy Efficiency: Products stay in grade longer Group I Group II Group II+ Group III Group III+ How We Make Finished Lubricants & Specialty Products Base Oil Blend Base Oils with Additive Technology Finished Products Points of Difference Control Chemical Breakdown  Detergent additives  Rust additives  Antioxidant additives  Metal deactivators Lubricity  Friction modifiers  Extreme pressure agents  Anti-wear additives Contaminant Control  Dispersants  Anti-foam agents  Wax crystal modifiers  Anti-misting agents Viscosity  Viscosity modifiers  Pour point depressants 34

Strategic Geographic Areas

Our Lubricants are sold to Customers in 80+ Countries World-Wide

CANADA

- The Petro-Canada brand is highly recognized and instills confidence & trust
- HF LSP Finished Product market share ~18%[1]
- 2016 Finished Lubricant demand estimated at 234 million gallons[1]

CHINA

- China is one of the largest and fastest growing finished lubricants markets in the world
- HF LSP Finished Product market share <1%[1]
- 2016 Finished Lubricant demand estimated at 2,112 million gallons[1]

UNITED STATES

- HF LSP Finished Product market share <2%[1]
- 2016 Finished Lubricant demand estimated at 2,295 million gallons[1]

EUROPE (UK/GERMANY)

- HF LSP Finished Product market share <3%[1]
- 2016 Finished Lubricant demand estimated at 503 million gallons[1]

HF LSP is focused on increasing its penetration in existing strategic markets including Canada, U.S., China and Europe

1. HF LSP estimate based on Kline 2017 data

35

Strong Suite of Differentiated Products

Our Key Products

Base Oils

- PURITY™ line of Group II and Group II+ base oils
- PURITY™ VHVI (Very High Viscosity Index) line of Group III and Group III+ base oils


White Mineral &
Specialty Base Oils
Start Pure. Finish Strong.

White Oils

- PURETOL™ white mineral oils (USP, NF, NSF, EP, DABX) used in personal care products
- PURITY™ FG food grade white oils (NSF HI & 3H)
- KRYSTOL™ technical white oils used in nonfood applications

Puretol™
White Mineral Oil

Specialty Products

- SUNSPRAY® ULTRA-FINE® SPRAY OIL horticultural spray oil for insect and mite pest management
- Sunspray ® MLO™ larvicide oil used to control mosquito larvae
- SUNDEX® 8000 EU, SUNPAR®, and CIRCOSOL® oils designed for the rubber and chemical industries.
- HYDROLENE® asphalt performance products
- DCA® dust control oils for mines and construction sites
- PUREDRILL™ drilling mud base fluids

SunSpray® Ultra-Fine® SPRAY OIL

Wax

- PUREWAX™ water repellent
- SUNWAX™ paraffin, microcrystalline, slack and custom blended waxes

PUREWAX™

Finished Lubricants

- DURON™ heavy-duty engine oils
- SUPREME™ motor oils
- HYDREX™ hydraulic fluids
- SENTRON™ natural gas engine oils
- TURBOFLO™ turbine fluids
- VULTREX™ mining and specialty greases
- ENDURATEX™ gear oils for extreme industrial conditions
- PURITY™ FG food grade lubricants & greases
- PARAFLEX™ HT process fluids


DURON-E
PURITY FG

36 | HOLLYFRONTIER | HOLLYFRONTIER LUBRICANTS & SPECIALTY PRODUCTS

 Automotive Gear Fluid  Automatic Transmission Fluids  Passenger Car Motor Oils  Heavy Duty Diesel Engine Oils  Small Engine Oils  Hydraulic Fluids  Greases  Tire Formulation Oils  Food Grade Lubricants  White Oils  Compressor Fluids  Greases  Industrial Gear Oils  Compressor Fluids  Heat Transfer Fluids  Metal Working Fluids  Process Oils  Slideway Lubricants  Natural Gas Engine Oils  Turbine Fluids  Electrical Insulating Fluid Providing Solutions Across Diverse Industries Automotive Food & Beverage Industrial Gas Plants, Pipelines & Power Generation 37

According to Cummins ISB test, widely considered “one of the toughest engine performance tests,” DURON provides 55% better wear protection than the industry limit DURON is specially formulated using our leading-edge lubricant technology to combine the best additives with the purest base oil  Designed to make every engine more efficient and productive  HF LSP is supplying one of the first PC-11 ready heavy duty diesel engine oil product lines in the world DURON is engineered to succeed in extreme off and on road conditions DURONTM Industry Leading Heavy Duty Engine Oil Ultimate Protection Without Compromise 38 0 20 40 60 DURON Next Generation CAM WEAR LIMIT MAX - 55 THE LOWER. THE BETTER. Microns of wear DURON Cummins ISB Performance Comparison

Passenger Car Motor Oil (PCMO)



New PCMO standards Creates Opportunity for HF LSP

Industry demand for high performance, low viscosity grade PCMO is being accelerated by:

- OEM technical demand
- New industry specifications
- Changing consumer perceptions & improved maintenance practices

Market changes represent a significant opportunity to re-formulate a world-class differentiated product line to grow PCMO sales

- Ability to upgrade our product line to the upcoming new industry standard (GF-6 in 2019) to participate in the North American market
- European & China growth opportunity by meeting major OEM specifications (ex: VW, BMW, Mercedes)

PCMO Grade	Typical base Oil Formulation
Synthetic 0W-16	**III/III+**
Synthetic 5W-30	**III**
5W-20	II/II+ or II+/III
5W-30	II/II+ or II+/III
10W-30	II
10W-40	II

Demand

	HF LSP	PCMO Market Size
	2016 Market Share (%)	2021E Million Gallons
US	<1%	582
Canada	<10%	54
China	<1%	335
Europe	<2%	86

39

Base Oils 45% Specialty Products 25% White Oils 9% Waxes 7% Finished Lubricants & Greases 14% Consolidated Product Sales 2016 Finished Lubricants & Greases Waxes White Oils Specialty Products Base Oils Margin Value $/bbl Converting one barrel of Base Oil sales into Finished Product sales results in a margin uplift of ~$50/bbl 40 Opportunity Across the Value Chain Upgrade Existing Base Oils into Finished Products

F I N A N C I A L S & VA L U AT I O N Rich Voliva Chief Financial Officer

New Segment Reporting Rack Back Rack Forward HF REFINING & MARKETING (HF R&M) HOLLY ENERGY (HEP) HF LUBRICANTS & SPECIALTY PRODUCTS (HF LSP) CORPORATE, OTHER & ELIMINATIONS CONSOLIDATED  SG&A allocated to each segment  Rack Back includes transfer pricing based on Argus spot average for each base oil category 42

Rack Forward EBITDA Margin Stability 69 38 45 29 30 58 58 55 53 40 48 17% 9% 12% 9% 9% 16% 16% 16% 14% 10% 13% 0% 5% 10% 15% 20% 0 20 40 60 80 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 EBITDA EBITDA Margin Rack Forward – EBITDA Margin1 2018 Guidance2 EBITDA $175 – 200MM EBITDA Margin 10-15% 1. EBITDA Margin calculated by dividing EBITDA by Revenue for the period 2. 2018 Guidance includes planned turnarounds at the Tulsa and Mississauga plants HF LSP’s Rack Forward business has consistently generated EBITDA margins of 10-15% EBITDA Margin % EBITDA ($ in millions) 43

Rack Forward versus Public Lubricant Peers Average EBITDA Margin 1Q15 − 3Q17 Range of Quarterly EBITDA Margins: 1Q15 – 3Q17 2018E EV / EBITDA Valvoline (VVV) 24% 11 – 37% 11.9 x Newmarket (NEU) 19% 16 – 22% 12.2 x Innospec (IOSP) 17% 12 – 27% 10.5 x Fuchs (FPE GY) 17% 16 – 19% 12.8 x Spectrum Brands (SPB) 15% 12 – 19% 10.1 x Quaker Chemical (KWR) 12% 9 – 14% 9.8 x Calumet (CLMT) 6% 1 – 11% 9.1 x Average 16% 10.9 x HF LSP 13% 9 – 17% Source: Bloomberg & SEC filings as of December 4, 2017 44 Peers Trade at 9x – 13x Multiple

HF Lubricants & Specialty Products Mid-Cycle EBITDA  EBITDA Margin 10-15%  Annual SG&A $125 - $135MM  Annual DD&A $30 - $35MM  Upside with Organic Growth and M&A Opportunities 10x multiple in-line with peer group Mid-Cycle Capex: $50 – $60MM Rack Forward EBITDA ($ in millions) $190 Target Multiple 10x Enterprise Value ($ in millions) $1,900 45

HF Refining & Marketing HF Refining & Marketing EBITDA ($ in millions) $1,100 Target Multiple 6x Enterprise Value ($ in millions) $6,600 Mid-Cycle EBITDA  460 KBPD  $17 Consolidated 3-2-1 Index  75% capture 4-year historical average  Annual Opex/bbl of $5.50  Annual SG&A $105 - $115MM  Annual DD&A $280 - $300MM 6x multiple in-line with peer group Mid-Cycle Capex $375 – $425MM 46

Holly Energy Partners HEP’s Value to HFC  $35 HEP target price 12 month consensus  HFC’s ownership of 59.6mm LP units  Annual SG&A $12 - $15MM  Annual DD&A $75 - $80MM Mid-Cycle Capex $30 – $50MM Source: Bloomberg HEP Target Price $35.00 HEP LP Units Owned (millions) 59.6 HFC's Ownership Value ($ in millions) $2,087 47

Total Sum-of-the-Parts Valuation HF Refining & Marketing EBITDA (Mid-Cycle) $1,100 Target Multiple 6x Enterprise Value $6,600 Share Count1 (millions) 176.6 HF Refining & Marketing (per share) $37 HEP Target Price $35 HEP LP Units Owned 59.6 HFC’s Ownership $2,087 Share Count1 (millions) 176.6 Holly Energy Partners (per share) $12 HF Lubricants EBITDA $190 Target Multiple 10x Enterprise Value $1,900 Share Count1 (millions) 176.6 HF Lubricants & Specialty Products (per share) $11 HFC Debt2 ($1,000) HFC Cash & Cash Equivalents (11/30/17) $940 HFC Net Debt ($60) Share Count1 (millions) 176.6 Net Debt (per share) ($0) Total HFC Share Price Valuation $60 HFC Consolidated SOTP Valuation (US$ millions) Refining 66% Midstream 18% Lubricants 16% 48 1. Average shares outstanding for the nine months ending 9/30/17 2. Excludes HEP Debt

Summary REFINING MIDSTREAM SPECIALTY LUBRICANTS  450 – 470 KBPD crude rate  $1.0 – $1.2 billion mid-cycle EBITDA per year  Upside through reliability, cost saving, and commercial initiatives  HFC owns 59.6 million HEP units  IDR simplification transaction lowers HEP’s cost of capital  Demonstrated track record of growth  Rack Forward business generates $175 - $200 million of annual EBITDA  Specialty lubricants multiple  Significant growth potential 49

A P P E N D I X

2018 Guidance  Refining & Marketing - $5.50 Opex/bbl - Turnaround Schedule - Tulsa – 1Q18 - El Dorado – 4Q18 - Capex $375 – $425 million  HF LSP - $175 – 200 mm Rack Forward EBITDA - Mississauga Turnaround - 4Q18 - Capex $60 – $80 million  HEP - Target Distribution Coverage of 1.0x - 1.1x - Capex - $40 – $50 million 51

HollyFrontier Capital Structure and Credit Profile 52 52 Maintain Investment Grade Rating from S&P (BBB-), Moody’s (Baa3), and Fitch (BBB-) Cash and Short Term Marketable Securities $631 HOLLYFRONTIER CORPORATION HFC Credit Agreement $- HFC 5.875% Senior Notes due 2026 $1,000 HFC Long Term Debt $1,000 HOLLY ENERGY PARTNERS HEP 6.50% Senior Notes due 2020 $- HEP 6.00% Senior Notes due 2024 $500 HEP Credit Agreement $750 HEP Long Term Debt $1,250 Consolidated Debt (excludes unamortized discount) $2,250 Stockholders Equity $4,850 Noncontrolling Interest $617 Total Capitalization $7,717 Consolidated Debt / Capitalization 29.2% Consolidated Net Debt / Capitalization 22.8% Consolidated Total Liquidity1 $2,631 HFC Consolidated Capital Structure As of September 30, 2017 (US$ millions) Cash and Short Term Marketable Securities $624 HFC LONG TERM DEBT HFC 5.875% Senior Notes due 2026 $1,000 Total Debt $1,000 Stockholders Equity $4,786 Total Capitalization $5,786 HFC Standalone Debt / Capitalization 17.3% HFC Standalone Net Debt / Capitalization 7.3% HFC Standalone Liquidity $1,974 HFC Standalone Capital Structure As of September 30, 2017 (US$ millions) 1. Includes Availability from $1.35B HFC Revolver & $1.4B HEP Revolver.

 Investment Grade Rating - Moody’s Baa3 - S&P BBB- - Fitch BBB-  $624 million cash as of 9/30/17  $1 billion outstanding debt as of 9/30/17 - excludes non-recourse HEP debt  Total debt to capital ratio 17.3% as of 9/30/17  Target 1x Net Debt/EBITDA (ex HEP) * Debt to Capital is calculated by taking total debt (excluding MLP debt) divided by total debt (excluding MLP debt) plus total equity (excluding non-controlling interest). Net Debt to Capital is calculated by taking total net debt (excluding MLP debt) divided by total debt (excluding MLP debt) plus total equity (excluding non-controlling interest). 0% 10% 20% 30% 40% 50% HFC PSX VLO ANDV MPC DK PBF Debt/Cap Net Debt/Cap Debt Ratio % Peer Group Debt Metrics − 9/30/17 Optimize Capital Structure 53

Our Business Plan Update 54 1. Target EBITDA using a 2014 baseline pricing Business Improvement Plan Progress Annual EBITDA in $ MM’s 2015 Analyst Day Target1 Full Year 2017E Acheived1 Refining Operations $245 $107 Reliability $90 $10 Cost $105 $58 Turnaround $50 $39 Optimization $90 $220 Planning $30 $113 Products $30 $64 Feedstock $30 $43 Capital Investment $365 $202 Large Capital $165 $83 Opportunity Investments $200 $119 Total $700 MM $529 MM

Combined HF LSP
Rack Backward & Rack Forward – 2017

($ In Thousands)		Rack Back	Rack Forward	Eliminations	Lubricants & Specialty Products [1]
Q3 2017	Sales	166,851	369,822	(123,599)	**413,074**
	Cost of products sold	127,371	265,069	(123,599)	**268,841**
	Operating expenses	26,691	33,035	-	**59,726**
	Selling, general and administrative expenses	6,847	23,783	-	**30,630**
	Depreciation and amortization	5,388	2,346	-	**7,734**
	Income (loss) from operations	**554**	**45,589**	**-**	**46,143**
Q2 2017	Sales	160,786	394,485	(111,271)	**444,000**
	Cost of products sold	129,832	300,548	(111,271)	**319,109**
	Operating expenses	22,934	32,816	-	**55,750**
	Selling, general and administrative expenses	6,237	21,378	-	**27,615**
	Depreciation and amortization	5,288	2,244	-	**7,532**
	Income (loss) from operations	**(3,505)**	**37,499**	**-**	**33,994**
Q1 2017	Sales	157,715	371,851	(108,927)	**420,639**
	Cost of products sold	137,928	265,561	(108,927)	**294,562**
	Operating expenses	24,913	33,476	-	**58,389**
	Selling, general and administrative expenses	5,705	20,055	-	**25,760**
	Depreciation and amortization	6,202	1,890	-	**8,092**
	Income (loss) from operations	**(17,033)**	**50,869**	**-**	**33,836**

1. Amounts represent the combined historic results of Tulsa lubricants and PCLI, which was acquired by HFC on February 1, 2017. The amounts shown do not reflect adjustments for the proforma effect of the PCLI purchase accounting adjustments made for periods following February 1, 2017 to periods prior to the February 1, 2017 acquisition pursuant to Article 11 of Regulation SX for preparing proforma financial statements. In addition, PCLI results prior to February 1, 2017 were prepared on a different basis of accounting than US GAAP.

55

Combined HF LSP
Rack Backward & Rack Forward – 2016

($ In Thousands)		Rack Back	Rack Forward	Eliminations	Lubricants & Specialty Products[1]
Q4 2016	Sales	150,885	339,765	(105,885)	**384,765**
	Cost of products sold	120,809	234,151	(105,885)	**249,075**
	Operating expenses	25,716	32,271	-	**57,987**
	Selling, general and administrative expenses	5,172	18,223	-	**23,395**
	Depreciation and amortization	7,209	1,382	-	**8,591**
	Income (loss) from operations	**(8,021)**	**53,738**	**-**	**45,717**
Q3 2016	Sales	168,689	367,526	(115,710)	**420,505**
	Cost of products sold	135,181	257,573	(115,710)	**277,044**
	Operating expenses	23,576	32,646	-	**56,222**
	Selling, general and administrative expenses	5,459	19,223	-	**24,682**
	Depreciation and amortization	7,209	1,293	-	**8,502**
	Income (loss) from operations	**(2,736)**	**56,791**	**-**	**54,055**
Q2 2016	Sales	158,914	370,837	(110,950)	**418,801**
	Cost of products sold	120,344	258,848	(110,950)	**268,242**
	Operating expenses	23,146	34,054	-	**57,200**
	Selling, general and administrative expenses	5,639	19,724	-	**25,363**
	Depreciation and amortization	7,218	1,301	-	**8,519**
	Income (loss) from operations	**2,567**	**56,910**	**-**	**59,477**
Q1 2016	Sales	129,713	333,294	(97,395)	**365,612**
	Cost of products sold	100,367	247,727	(97,395)	**250,699**
	Operating expenses	23,231	32,350	-	**55,581**
	Selling, general and administrative expenses	6,783	23,453	-	**30,236**
	Depreciation and amortization	6,692	1,237	-	**7,929**
	Income (loss) from operations	**(7,360)**	**28,527**	**-**	**21,167**

1. Amounts represent the combined historic results of Tulsa lubricants and PCLI, which was acquired by HFC on February 1, 2017. The amounts shown do not reflect adjustments for the proforma effect of the PCLI purchase accounting adjustments made for periods following February 1, 2017 to periods prior to the February 1, 2017 acquisition pursuant to Article 11 of Regulation SX for preparing proforma financial statements. In addition, PCLI results prior to February 1, 2017 were prepared on a different basis of accounting than US GAAP.

56

HOLLYFRONTIER HOLLY ENERGY PARTNERS HOLLYFRONTIER LUBRICANTS & SPECIALTY PRODUCTS

Combined HF LSP
Rack Backward & Rack Forward – 2015

($ in Thousands)		Rack Back	Rack Forward	Eliminations	Lubricants & Specialty Products[1]
Q4 2015	Sales	135,561	337,120	(99,363)	**373,318**
	Cost of products sold	120,018	246,599	(99,363)	**267,254**
	Operating expenses	13,994	32,530	-	**46,524**
	Selling, general and administrative expenses	8,024	28,940	-	**36,964**
	Depreciation and amortization	7,670	1,216	-	**8,886**
	Income (loss) from operations	**(14,145)**	**27,835**	**-**	**13,690**
Q3 2015	Sales	194,340	381,549	(134,226)	**441,663**
	Cost of products sold	167,769	284,321	(134,226)	**317,864**
	Operating expenses	22,018	32,990	-	**55,008**
	Selling, general and administrative expenses	5,376	19,524	-	**24,900**
	Depreciation and amortization	8,905	1,243	-	**10,148**
	Income (loss) from operations	**(9,728)**	**43,471**	**-**	**33,743**
Q2 2015	Sales	204,126	410,308	(138,582)	**475,852**
	Cost of products sold	171,001	316,312	(138,582)	**348,731**
	Operating expenses	26,315	35,312	-	**61,627**
	Selling, general and administrative expenses	5,671	20,458	-	**26,129**
	Depreciation and amortization	9,328	1,277	-	**10,605**
	Income (loss) from operations	**(8,189)**	**36,949**	**-**	**28,760**
Q1 2015	Sales	153,076	405,732	(111,118)	**447,690**
	Cost of products sold	136,935	283,550	(111,118)	**309,367**
	Operating expenses	31,854	34,358	-	**66,212**
	Selling, general and administrative expenses	5,051	18,362	-	**23,413**
	Depreciation and amortization	9,282	1,164	-	**10,446**
	Income (loss) from operations	**(30,046)**	**68,298**	**-**	**38,252**

1. Amounts represent the combined historic results of Tulsa lubricants and PCLI, which was acquired by HFC on February 1, 2017. The amounts shown do not reflect adjustments for the proforma effect of the PCLI purchase accounting adjustments made for periods following February 1, 2017 to periods prior to the February 1, 2017 acquisition pursuant to Article 11 of Regulation SX for preparing proforma financial statements. In addition, PCLI results prior to February 1, 2017 were prepared on a different basis of accounting than US GAAP.

57

HOLLYFRONTIER HOLLY ENERGY PARTNERS HOLLYFRONTIER LUBRICANTS & SPECIALTY PRODUCTS

Combined Segment Reporting
YTD 2017

($ in Thousands)		HF R&M	HF LSP[1]	HEP	Corporate, Other & Eliminations	Consolidated Total
Q3 2017	Sales and other operating revenues	3,374,122	413,074	110,364	(178,313)	**3,719,247**
	Cost of products sold	2,774,703	270,279	0	(156,452)	**2,888,530**
	Lower of cost or market adjustment	(109,690)	(1,438)	0	0	**(111,128)**
	Operating expenses	245,863	59,726	35,998	(19,919)	**321,668**
	Selling, general and administrative expenses	26,528	30,630	3,623	7,232	**68,013**
	Depreciation and amortization	74,070	7,734	18,601	2,479	**102,884**
	Goodwill and long-lived asset impairment	0	0	0	0	**0**
	Income (loss) from operations	**362,648**	**46,143**	**52,142**	**(11,653)**	**449,280**
Q2 2017	Sales and other operating revenues	3,104,599	444,000	109,143	(198,878)	**3,458,864**
	Cost of products sold	2,615,918	317,921	0	(180,399)	**2,753,440**
	Lower of cost or market adjustment	82,794	1,188	0	0	**83,982**
	Operating expenses	242,167	55,750	34,097	(16,362)	**315,652**
	Selling, general and administrative expenses	22,600	27,615	2,615	6,746	**59,576**
	Depreciation and amortization	75,426	7,532	19,541	2,783	**105,282**
	Goodwill and long-lived asset impairment	19,247	0	0	0	**19,247**
	Income (loss) from operations	**46,447**	**33,994**	**52,890**	**(11,646)**	**121,685**
Q1 2017	Sales and other operating revenues	2,822,635	420,639	105,634	(169,055)	**3,179,853**
	Cost of products sold	2,559,136	294,270	0	(148,760)	**2,704,646**
	Lower of cost or market adjustment	11,531	292	0	0	**11,823**
	Operating expenses	253,825	58,389	32,489	(18,516)	**326,187**
	Selling, general and administrative expenses	22,331	25,760	2,634	18,897	**69,622**
	Depreciation and amortization	69,438	8,092	18,373	2,925	**98,828**
	Goodwill and long-lived asset impairment	0	0	0	0	**0**
	Income (loss) from operations	**(93,626)**	**33,836**	**52,138**	**(23,601)**	**(31,253)**

1. Amounts represent the combined historic results of Tulsa lubricants and PCLI, which was acquired by HFC on February 1, 2017. The amounts shown do not reflect adjustments for the proforma effect of the PCLI purchase accounting adjustments made for periods following February 1, 2017 to periods prior to the February 1, 2017 acquisition pursuant to Article 11 of Regulation SX for preparing proforma financial statements. In addition, PCLI results prior to February 1, 2017 were prepared on a different basis of accounting than US GAAP.

58

Combined Segment Reporting 2016

($ in Thousands)		HF R&M	HF LSP[1]	HEP	Corporate, Other & Eliminations	Consolidated Total
Q4 2016	Sales and other operating revenues	2,898,018	384,765	112,526	(168,161)	**3,227,148**
	Cost of products sold	2,608,746	250,295	0	(147,061)	**2,711,980**
	Lower of cost or market adjustment	(96,436)	(1,220)	0	0	**(97,656)**
	Operating expenses	239,869	57,987	34,819	(19,229)	**313,446**
	Selling, general and administrative expenses	25,045	23,395	3,914	7,633	**59,987**
	Depreciation and amortization	71,745	8,591	18,841	2,780	**101,957**
	Goodwill and long-lived asset impairment	0	0	0	0	**0**
	Income (loss) from operations	**49,049**	**45,717**	**54,952**	**(12,284)**	**137,434**
Q3 2016	Sales and other operating revenues	2,791,190	420,505	92,611	(159,470)	**3,144,836**
	Cost of products sold	2,399,972	277,303	0	(154,351)	**2,522,924**
	Lower of cost or market adjustment	571	(259)	0	0	**312**
	Operating expenses	223,581	56,222	32,099	(2,946)	**308,956**
	Selling, general and administrative expenses	26,004	24,682	2,665	3,508	**56,859**
	Depreciation and amortization	69,426	8,502	18,515	3,050	**99,493**
	Goodwill and long-lived asset impairment	0	0	0	0	**0**
	Income (loss) from operations	**71,636**	**54,055**	**39,332**	**(8,731)**	**156,292**
Q2 2016	Sales and other operating revenues	2,665,330	418,801	94,896	(170,341)	**3,008,686**
	Cost of products sold	2,306,278	270,458	0	(164,825)	**2,411,911**
	Lower of cost or market adjustment	(136,257)	(2,216)	0	0	**(138,473)**
	Operating expenses	221,942	57,200	29,212	(3,559)	**304,795**
	Selling, general and administrative expenses	22,631	25,363	2,862	3,451	**54,307**
	Depreciation and amortization	71,895	8,519	15,308	3,092	**98,814**
	Goodwill and long-lived asset impairment	654,084	0	0	0	**654,084**
	Income (loss) from operations	**(475,243)**	**59,477**	**47,514**	**(8,500)**	**(376,752)**
Q1 2016	Sales and other operating revenues	1,966,177	365,612	102,010	(153,445)	**2,280,354**
	Cost of products sold	1,688,509	251,094	0	(148,477)	**1,791,126**
	Lower of cost or market adjustment	(55,726)	(395)	0	0	**(56,121)**
	Operating expenses	224,332	55,581	27,854	(3,002)	**304,765**
	Selling, general and administrative expenses	18,617	30,236	3,091	3,328	**55,272**
	Depreciation and amortization	68,635	7,929	16,147	2,973	**95,684**
	Goodwill and long-lived asset impairment	0	0	0	0	**0**
	Income (loss) from operations	**21,810**	**21,167**	**54,918**	**(8,267)**	**89,628**

1. Amounts represent the combined historic results of Tulsa lubricants and PCLI, which was acquired by HFC on February 1, 2017. The amounts shown do not reflect adjustments for the proforma effect of the PCLI purchase accounting adjustments made for periods following February 1, 2017 to periods prior to the February 1, 2017 acquisition pursuant to Article 11 of Regulation SX for preparing proforma financial statements. In addition, PCLI results prior to February 1, 2017 were prepared on a different basis of accounting than US GAAP.

59

HOLLYFRONTIER. HOLLY ENERGY PARTNERS HOLLYFRONTIER LUBRICANTS & SPECIALTY PRODUCTS

Combined Segment Reporting 2015

($ in Thousands)		HF R&M	HF LSP[1]	HEP	Corporate, Other & Eliminations	Consolidated Total
Q4 2015	Sales and other operating revenues	2,894,664	373,318	97,251	(154,425)	**3,210,808**
	Cost of products sold	2,508,608	266,394	0	(150,987)	**2,624,015**
	Lower of cost or market adjustment	142,694	860	0	0	**143,554**
	Operating expenses	257,399	46,524	25,514	(1,458)	**327,979**
	Selling, general and administrative expenses	27,141	36,964	2,897	3,599	**70,601**
	Depreciation and amortization	70,911	8,886	16,483	3,092	**99,372**
	Goodwill and long-lived asset impairment	0	0	0	0	**0**
	Income (loss) from operations	**(112,089)**	**13,690**	**52,357**	**(8,671)**	**(54,713)**
Q3 2015	Sales and other operating revenues	3,537,654	441,663	88,389	(172,276)	**3,895,430**
	Cost of products sold	2,713,109	315,432	0	(171,416)	**2,857,125**
	Lower of cost or market adjustment	223,019	2,432	0	0	**225,451**
	Operating expenses	235,105	55,008	25,656	1,105	**316,874**
	Selling, general and administrative expenses	22,821	24,900	3,673	3,598	**54,992**
	Depreciation and amortization	68,769	10,148	16,037	2,869	**97,823**
	Goodwill and long-lived asset impairment	0	0	0	0	**0**
	Income (loss) from operations	**274,831**	**33,743**	**43,023**	**(8,432)**	**343,165**
Q2 2015	Sales and other operating revenues	3,655,157	475,852	83,479	(158,532)	**4,055,956**
	Cost of products sold	2,938,907	350,715	0	(157,986)	**3,131,636**
	Lower of cost or market adjustment	(133,496)	(1,984)	0	0	**(135,480)**
	Operating expenses	216,293	61,627	25,860	640	**304,420**
	Selling, general and administrative expenses	19,269	26,129	2,696	3,600	**51,694**
	Depreciation and amortization	70,273	10,605	14,776	2,708	**98,362**
	Goodwill and long-lived asset impairment	0	0	0	0	**0**
	Income (loss) from operations	**543,911**	**28,760**	**40,147**	**(7,494)**	**605,324**
Q1 2015	Sales and other operating revenues	2,951,637	447,690	89,756	(168,116)	**3,320,967**
	Cost of products sold	2,311,644	309,432	0	(167,214)	**2,453,862**
	Lower of cost or market adjustment	(6,481)	(65)	0	0	**(6,546)**
	Operating expenses	231,832	66,212	28,524	(139)	**326,429**
	Selling, general and administrative expenses	22,048	23,413	3,290	3,599	**52,350**
	Depreciation and amortization	63,138	10,446	14,394	2,447	**90,425**
	Goodwill and long-lived asset impairment	0	0	0	0	**0**
	Income (loss) from operations	**329,456**	**38,252**	**43,548**	**(6,809)**	**404,447**

1. Amounts represent the combined historic results of Tulsa lubricants and PCLI, which was acquired by HFC on February 1, 2017. The amounts shown do not reflect adjustments for the proforma effect of the PCLI purchase accounting adjustments made for periods following February 1, 2017 to periods prior to the February 1, 2017 acquisition pursuant to Article 11 of Regulation SX for preparing proforma financial statements. In addition, PCLI results prior to February 1, 2017 were prepared on a different basis of accounting than US GAAP.

60

Speaker Biographies 61 George Damiris CEO, PRESIDENT Mr. Damiris has served as Chief Executive Officer and President since January 2016. He previously served as Executive Vice President and Chief Operating Officer from September 2014 to January 2016 and as Senior Vice President, Supply and Marketing from January 2008 until September 2014. Mr. Damiris has served as Chief Executive Officer of HLS since November 2016 and as President of HLS since February 2017. Mr. Damiris joined Holly Corporation in 2007 as Vice President, Corporate Development after an 18-year career with Koch Industries, where he was responsible for managing various refining, chemical, trading, and financial businesses. Mr. Damiris has both a B.S. and M.B.A. from Case Western Reserve University. Richard Voliva CFO, EXECUTIVE VICE PRESIDENT Mr. Voliva has served as Executive Vice President and Chief Financial Officer of HollyFrontier since March, 2017. Since joining the HollyFrontier Companies in 2014, he served in roles of increasing responsibility including Senior Vice President, Strategy for HollyFrontier and Chief Financial Officer of Holly Energy Partners. Prior to joining the HollyFrontier Companies, Mr. Voliva worked as a financial analyst at firms including Millennium Management LLC, Partner Fund Management, LP and Deutsche Bank. Mr. Voliva holds a B.A. from Harvard University, an M.A. from Johns Hopkins University, and is a CFA Charterholder. Thomas Creery SENIOR VICE PRESIDENT, COMMERCIAL Mr. Creery was appointed Senior Vice President, Commercial of HollyFrontier Corporation in January 2016 and President of HollyFrontier Refining and Marketing in February 2017. He previously served as Vice President, Crude Supply from October 2008 to January 2016 and Vice President, Crude Supply and Planning from January 2006 to October 2008. Prior to joining HollyFrontier, Mr. Creery served at Unocal Corporation for 25 years in a variety of locations based in Calgary, Los Angeles, Singapore and Houston. Mr. Creery graduated from the University of Calgary’s Haskayne School of Business. Jim Stump SENIOR VICE PRESIDENT, REFINING Mr. Stump has served as Senior Vice President, Refining (formerly called Senior Vice President, Refinery Operations) since the merger in July 2011. During his 21 years at Frontier, Mr. Stump held various positions, including serving as Vice President – Refining Operations for Frontier Refining and Marketing from 2009 until July 2011, and as Vice President and Refining Manager from 2002 to 2009. Mr. Stump holds a B.S. in Chemical Engineering from the Colorado School of Mines.

Speaker Biographies



Mark Plake

PRESIDENT, PETRO-CANADA LUBRICANTS INC

Mr. Plake became President of Petro-Canada Lubricants Inc. at the time of the acquisition by HFC in February 2017. He joined PCLI after serving as President of Holly Energy Partners LP. Mr. Plake previously served in various roles at HollyFrontier Corporation, including Vice President, Marketing, Vice President, Special Projects and Vice President, Human Resources. Before joining Holly in 1999, Mr. Plake worked for ARCO Transportation Company and ARCO Pipe Line Company in a number of senior commercial, EH&S and legal roles. Mr. Plake holds a BSBA in Accounting and a JD from the University of Arkansas – Fayetteville.



Tony Weatherill

MANAGING DIRECTOR OF MARKETING, RESEARCH AND DEVELOPMENT

Mr. Weatherill joined Petro-Canada Lubricants Inc. (PCLI) in 2014, and became Managing Director of Marketing, Research and Development in September 2017. With over 25 years' experience working for and with the world's most prominent companies across energy, oil, manufacturing, transport, chemical and defense industry sectors, Mr. Weatherill has held a number of senior roles in both developed (North America & Europe) and emerging markets, including Russia and China. Mr. Weatherill graduated with a degree in Engineering from London, England.



Craig Biery

DIRECTOR, INVESTOR RELATIONS

Mr. Biery joined HollyFrontier in October of 2012. He worked in the Treasury department before joining the Investor Relations team in 2014. He has served as Director, Investor Relations since March 2017. Prior to joining HollyFrontier, Mr. Biery worked in Private Banking with Citigroup and Merrill Lynch. Mr. Biery has a B.A. from The University of Texas at Austin and an M.B.A. from Southern Methodist University.

62 HOLLYFRONTIER HOLLY ENERGY PARTNERS HOLLYFRONTIER LUBRICANTS & SPECIALTY PRODUCTS

Definitions 63 FCC: Fluid catalytic cracking, means a refinery process that breaks down large complex hydrocarbon molecules into smaller more useful ones using a circulating bed of catalyst at relatively high temperatures. Flux: produced from the bottom cut of crude oil and is the base used to make roofing shingles for housing industry Free Cash Flow: Calculated by taking operating cash flow and subtracting capital expenditures. GF-6: Upcoming industry standard for passenger car motor oils that will be released by the International Lubricants Standardization and Approval Committee in 2019. GF-6 is intended to increase fuel economy, enhance oil robustness, expand fuel efficiency, improve wear protection and reduce engine aeration by increasing the quality standards for passenger car motor oil. Hydrocracker bottoms (HCB): the remaining bottom product from hydrocracking. HCB is the primary feedstock for the Catalytic Dewaxing process used in the production Group II/II+ and III/III+ base oils Hydrocracking: the elimination of aromatics and impurities by chemically reacting the feed stock with hydrogen in the presence of a catalyst at high temperature (400 OC and high pressure (3000 psig). This process removes the polar compounds, converts the aromatic hydrocarbons to saturated cyclic hydrocarbons, and breaks up heavy molecules into lighter saturated hydrocarbons." Hydrotreating Unit (HTU): processes vacuum gas oil (VGO) streams that have been fractionated from crude oil but not hydrotreated. The HTU eliminates aromatics and polar compounds by reacting the feedstock with hydrogen, in the presence of a catalyst at high temperatures and pressures. The HTU produces exceptionally high quality basestocks including Group II base oils and pharmaceutical grade white oils. IDR: Incentive Distribution Rights Lube Extraction Unit (LEU): solvent extracting process that prepares the feedstock for the MEK unit by removing low V.I. material; producing a higher V.I. MEK feed. Lubricant : A solvent neutral paraffinic product used in commercial heavy duty engine oils, passenger car oils and specialty products for industrial applications such as heat transfer, metalworking, rubber and other general process oil. Methyl Ethyl Ketone (MEK): a solvent dewaxing process that separates the wax portion of the feedstock from the oil portion. This process produces waxes and base oils. Net Operating Margin: the difference between refinery gross margin and refinery operating expense per barrel of produced refined products. Net operating margin is a non- GAAP performance measure that is used by our management and others to compare our refining performance to that of other companies in our industry. This margin does not include the effect of depreciation, depletion and amortization. Other companies in our industry may not calculate this performance measure in the same manner. Our historical net operating margin is reconciled to net income under the section entitled “Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles” in HollyFrontier Corporation’s 2016 10-K filed February 22, 2017. BPD: the number of barrels per calendar day of crude oil or petroleum products. CAGR: The compound annual growth rate is calculated by dividing the ending value by the beginning value, raise the result to the power of one divided by the period length, and subtract one from the subsequent result. CAGR is the mean annual growth rate of an investment over a specified period of time longer than one year. Catalytic Dewaxing Unit (CDW): a high-pressure hydrogen and catalyst system that isomerizes feedstock into high quality basestock with excellent low temperature properties. This CDW produces exceptionally high quality Group II/II+/III/III+ basestock and technical grade white mineral oils" Cummins ISB Test: Standard test method to evaluate the ability of heavy-duty engine oil to reduce valve train wear under various operating conditions. The test uses a Cummins 2004 ISB diesel engine, Variable Geometry Turbocharger, and cooled Exhaust Gas Recirculation Debt-To-Capital: A measurement of a company's financial leverage, calculated as the company's long term debt divided by its total capital. Debt includes all long-term obligations. Total capital includes the company's debt and shareholders' equity. Distributable Cash Flow: Distributable cash flow (DCF) is not a calculation based upon GAAP. However, the amounts included in the calculation are derived from amounts separately presented in HEP’s consolidated financial statements, with the exception of excess cash flows over earnings of SLC Pipeline, maintenance capital expenditures and distributable cash flow from discontinued operations. Distributable cash flow should not be considered in isolation or as an alternative to net income or operating income as an indication of HEP’s operating performance or as an alternative to operating cash flow as a measure of liquidity. Distributable cash flow is not necessarily comparable to similarly titled measures of other companies. Distributable cash flow is presented here because it is a widely accepted financial indicator used by investors to compare partnership performance. We believe that this measure provides investors an enhanced perspective of the operating performance of HEP’s assets and the cash HEP is generating. HEP’s historical net income is reconciled to distributable cash flow in "Item 6. Selected Financial Data" of HEP's 2016 10-K filed February 22, 2017. EBITDA: Earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, is calculated as net income plus (i) interest expense net of interest income, (ii) income tax provision, and (iii) depreciation, depletion and amortization. EBITDA is not a calculation provided for under GAAP; however, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for financial covenants. Our historical EBITDA is reconciled to net income under the section entitled “Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles” in HollyFrontier Corporation’s 2016 10-K filed February 22, 2017. Enterprise Value: calculated as market capitalization plus minority interest, plus preferred shares, plus net-debt, less MLP debt

Definitions 64 Reforming: The process of converting gasoline type molecules into aromatic, higher octane gasoline blend stocks while producing hydrogen in the process. Solvent Dewaxing: base oil refining process which lowers the pour point (freezing point) of base oil product by introducing dewaxing solvents such as methyl-ethyl ketone (MEK). Wax is removed from the base oil to prevent base oil from crystallizing in engines at low temperatures. Solvent Extraction: base oil refining process which removes aromatic components in vacuum gas oil to improve the lubricating quality of the base oil product. Sour Crude: Crude oil containing quantities of sulfur greater than 0.4 percent by weight, while “sweet crude oil” means crude oil containing quantities of sulfur equal to or less than 0.4 percent by weight. Vacuum Distillation: The process of distilling vapor from liquid crudes, usually by heating, and condensing the vapor below atmospheric pressure turning it back to a liquid in order to purify, fractionate or form the desired products. Viscosity: measure of a fluid’s resistance to flow. It is ordinarily expressed in terms of the time required for a standard quantity of the fluid at a certain temperature to flow through a standard orifice. The higher the value, the more viscous the fluid. Since viscosity varies inversely with temperature, its value is meaningless unless accompanied by the temperature at which it is determined. With petroleum oils, viscosity is now commonly reported in CENTISTOKES (cSt), measured at either 40°C or 100°C." VTB: Vacuum Tower Bottoms are the left over bottom product of vacuum distillation, which can be processed in cokers and used for upgrading into gasoline, diesel and gas oil. WCS: Western Canada Select crude oil, made up of Canadian heavy conventional and bitumen crude oils blended with sweet synthetic and condensate diluents. WTI: West Texas Intermediate, a grade of crude oil used as a common benchmark in oil pricing. WTI is a sweet crude oil and has a relatively low density. WTS: West Texas Sour, a medium sour crude oil. Non GAAP measurements: We report certain financial measures that are not prescribed or authorized by U. S. generally accepted accounting principles ("GAAP"). We discuss management's reasons for reporting these non-GAAP measures below. Although management evaluates and presents these non-GAAP measures for the reasons described below, please be aware that these non-GAAP measures are not alternatives to revenue, operating income, income from continuing operations, net income, or any other comparable operating measure prescribed by GAAP. In addition, these non-GAAP financial measures may be calculated and/or presented differently than measures with the same or similar names that are reported by other companies, and as a result, the non-GAAP measures we report may not be comparable to those reported by others. OEM: Original Equipment Manufacturer, or company whose goods are used as components in the products of another company. Paraffinic oil: A high paraffinic, high gravity oil produced by extracting aromatic oils and waxes from gas oil and is used in producing high-grade lubricating oils. PC-11: Proposed Category 11 is a new performance category for heavy-duty engine oils released by the American Petroleum Institute in December 2016. PC-11 is designed to help reduce emissions and boost fuel economy by increasing the quality standards for heavy-duty engine oils. PC-11 engine oils can withstand higher temperatures for longer periods of time without breaking down. Rack Backward: business segment of HF LSP that captures the value between feedstock cost and base oil market prices (transfer prices to rack forward). Rack Forward: business segment of HF LSP that captures the value between bas oil market prices and product sales revenue from customers. RBOB: Reformulated Gasoline Blendstock for Oxygen Blending Refining gross margin or refinery gross margin: the difference between average net sales price and average product costs per produced barrel of refined products sold. Refining gross margin or refinery gross margin is a non-GAAP performance measure that is used by our management and others to compare our refining performance to that of other companies in our industry. This margin does not include the effect of depreciation, depletion and amortization. Other companies in our industry may not calculate this performance measure in the same manner. Our historical refining gross margin or refinery gross margin is reconciled to net income under the section entitled “Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles” in HollyFrontier Corporation’s 2016 10-K filed February 22, 2017.

HollyFrontier Corporation (NYSE: HFC) 2828 N. Harwood, Suite 1300 Dallas, Texas 75201 (214) 954-6510 www.hollyfrontier.com Craig Biery | Director, Investor Relations investors@hollyfrontier.com 214-954-6510 Jared Harding | Investor Relations investors@hollyfrontier.com 214-954-6510